Exhibit 99.2

Execution Version

SUPPLEMENTAL INDENTURE

SUPPLEMENTAL INDENTURE, dated as of October 30, 2025 (this “Supplemental Indenture”), by and among Beasley Mezzanine Holdings LLC, a Delaware limited liability company (the “Issuer”) and Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”) and as first lien collateral agent (in such capacity, the “First Lien Collateral Agent”), to that certain Indenture, dated as of October 8, 2024 (as amended, supplemented or otherwise modified to date, the “Indenture”), by and among the Issuer, each of the parties identified as a Guarantor on the signature pages thereto (the “Guarantors”), the Trustee and the First Lien Collateral Agent.

W I T N E S S E T H:

WHEREAS, the Issuer, the Guarantors, the Trustee and the First Lien Collateral Agent are party to the Indenture providing for the issuance of the Issuer’s 11.000% Senior Secured First Lien Notes due 2028 (the “Notes”);

WHEREAS, Section 9.02 of the Indenture provides that, in certain circumstances, the Issuer, the Trustee and the First Lien Collateral Agent may amend or supplement certain provisions of the Indenture and the Notes with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes voting as a single class (the “Requisite Consents”);

WHEREAS, the Issuer has heretofore delivered, or is delivering contemporaneously herewith, to the Trustee and the First Lien Collateral Agent, as applicable, (i) evidence that the Requisite Consents have been received and (ii) the Officer’s Certificate and the Opinion of Counsel described in Sections 9.05, 13.03 and 13.04 of the Indenture with respect to this Supplemental Indenture;

WHEREAS, all other acts and proceedings required by law and the Indenture necessary to authorize the execution and delivery of this Supplemental Indenture and to make this Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been complied with or have been duly done or performed; and

WHEREAS, having received the Requisite Consents pursuant to Section 9.02 of the Indenture, the Issuer and the Guarantors desire to amend the Indenture to effectuate the amendments set forth in Section 2.01 hereto in accordance with the terms set forth in the Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree as follows:

ARTICLE ONE

DEFINED TERMS

SECTION 1.01. Capitalized Terms. Capitalized terms used herein without being defined herein shall have the meanings assigned to them in the Indenture.

ARTICLE TWO

AMENDMENTS

SECTION 2.01. Amendments. Subject to the satisfaction of the conditions set forth in Article Three, the Indenture is hereby amended as set forth in this Section 2.01.

(a)	The Indenture is hereby amended to delete the following text from the final paragraph of Section 4.01:

“November 3, 2025”

and insert in lieu thereof the below text:

“November 14, 2025”

(b)	The form of Note attached to the Indenture as Exhibit A and each Global Note authenticated and delivered under the Indenture prior to the date hereof is hereby amended to delete the following text:

“November 3, 2025”

and insert in lieu thereof the below text:

“November 14, 2025”

ARTICLE THREE

CONDITIONS PRECEDENT

SECTION 3.01. Supplemental Indenture. The Trustee and the Collateral Agent shall have received counterparts of this Supplement executed by the Issuer and each other Person party to this Supplement.

ARTICLE FOUR

MISCELLANEOUS

SECTION 4.01. Reference to and Effect on the Indenture. On and after the effective date, each reference in the Indenture to “this Indenture,” “hereunder,” “hereof,” or “herein” (and all references to the Indenture in any other agreements, documents or instruments) shall mean and be a reference to the Indenture as amended and supplemented by this Supplemental Indenture, unless the context otherwise requires. The Indenture, as amended and supplemented by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument. Except as specifically amended above, the Indenture shall remain in full force and effect and is hereby ratified and confirmed and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

SECTION 4.02. Third Parties. Nothing in this Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors under the Indenture and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under the Indenture.

SECTION 4.03. Governing Law. THIS SUPPLEMENTAL INDENTURE, THE NOTES AND ANY GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 4.04. Waiver of Jury Trial. EACH OF THE ISSUER, THE GUARANTORS, THE TRUSTEE AND THE FIRST LIEN COLLATERAL AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 4.05. Severability. In case any provision in this Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 4.06. Successors. All agreements of the Issuer in this Supplemental Indenture and the Notes shall bind its successors. All agreements of the Trustee or the First Lien Collateral Agent in this Supplemental Indenture shall bind its successors.

SECTION 4.07. Trustee Disclaimer; Trust. The recitals contained in this Supplemental Indenture shall be taken as the statements of the Issuer, and the Trustee and the First Lien Collateral Agent assume no responsibility for their correctness. The Trustee and the First Lien Collateral Agent make no representations as to the validity or sufficiency of this Supplemental Indenture. The Trustee and the Second Lien Collateral Agent are executing this Supplemental Indenture pursuant to the Requisite Consents, which consent is deemed a direction to the Trustee and the Second Lien Collateral Agent to execute and deliver this Supplemental Indenture, and in reliance on the Officer’s Certificate and Opinion of Counsel delivered to them concurrently herewith. The Trustee accepts the trust created by the Indenture, as supplemented by this Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as supplemented hereby. To the extent that the consents of Holders of Notes to any amendment effected by this Supplemental Indenture are determined by a court of competent jurisdiction to have not been validly obtained in accordance with the Indenture or applicable laws, such amendments shall be deemed to have not occurred.

SECTION 4.08. Counterpart Originals. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Delivery of an executed counterpart of a signature page to this Supplemental Indenture by telecopier, facsimile or other electronic transmission (i.e. a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. One signed copy is enough to prove this Supplemental Indenture. Unless otherwise provided herein or in any other related document, the words “execute”, “execution”, “signed”, and “signature” and words of similar import used in or related to any document to be signed in connection with this Supplemental Indenture, any other related document or any of the transactions contemplated hereby (including amendments, waivers, consents and other modifications) shall be deemed to include electronic signatures and the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature in ink or the use of a paper-based recordkeeping system, as applicable, to the fullest extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, and any other similar state laws based on the Uniform Electronic Transactions Act; provided that, notwithstanding anything herein to the contrary, neither the Trustee nor the First Lien Collateral Agent is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Trustee or the First Lien Collateral Agent pursuant to reasonable procedures approved by the Trustee or the First Lien Collateral Agent, as applicable. The Issuer agrees to assume all risks arising out of the use of digital signatures and electronic methods to submit communications to the Trustee or the First Lien Collateral Agent, including, without limitation, the risk of the Trustee or the First Lien Collateral Agent acting on unauthorized instruction and the risk of interception and misuse by third parties.

SECTION 4.09. Table of Contents, Headings, etc. The headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed all as of the date hereof.

Issuer:	BEASLEY MEZZANINE HOLDINGS, LLC

	By:	/s/ Caroline Beasley
		Name:	Caroline Beasley
		Title:	Chief Executive Officer

[Beasley – Supplemental Indenture]

Trustee:	WILMINGTON TRUST, NATIONAL ASSOCIATION
as Trustee

	By:	/s/ Iris Munoz
Name: Iris Munoz
Title: Assistant Vice President

First Lien Collateral Agent:	WILMINGTON TRUST, NATIONAL ASSOCIATION
as First Lien Collateral Agent

	By:	/s/ Iris Munoz
Name: Iris Munoz
Title: Assistant Vice President

[Beasley – Supplemental Indenture]